SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                             -----------------

                                FORM 8-K



                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         June 5, 1997
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                      TELCO COMMUNICATIONS GROUP, INC.
                      --------------------------------

             (Exact name of registrant as specified in its charter)


Virginia                       0-28668                        54-1674283
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(State or other         (Commission File Number)          (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)



4219 Lafayette Center Drive, Chantilly, Virginia                20151
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number including area code   (703) 631-5600
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(Former name or former address, if changed since last report)


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Item 5. Other Events.
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     Telco Communications Group, Inc., a Virginia corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of June 5, 1997, by and among the Company, New RES, Inc., a Delaware corporation ("Holdings"), T-Sub, Inc., a Virginia corporation ("T-Sub"),
E-Sub, Inc., a Delaware corporation ("E-Sub"), and EXCEL Communications, Inc., a Delaware corporation ("EXCEL"). Holdings is a newly formed corporation which is wholly owned by EXCEL. Each of T-Sub and E-Sub is a wholly owned subsidiary of Holdings and, pursuant to the terms and subject to the conditions of the Merger Agreement, will be merged with and into the Company and EXCEL, respectively, with each of the Company and EXCEL as the surviving corporations. Reference is made to the Merger Agreement and the Press
Release, dated June 6, 1997, each of which is attached hereto as an exhibit and incorporated herein by reference.

     On June 5, 1997 (simultaneously with the execution of the Merger Agreement), the Company and the holders of a majority of the outstanding common stock of EXCEL entered into the EXCEL Shareholders Agreement ("the "EXCEL Shareholders Agreement"), pursuant to which, among other things, such holders agreed to vote all shares held of record or beneficially owned by them for adoption of the Merger Agreement at the special meeting of EXCEL's shareholders to be held for such purpose. Reference is hereby made to the EXCEL Shareholders Agreement, which is attached hereto as an exhibit and is incorporated herein by reference.

     In addition, on June 5, 1997, EXCEL and certain holders of the outstanding common stock of the Company entered into the Telco Shareholders Agreement (the "Telco Shareholders Agreement"), pursuant to which, among other things, the holders of a majority of the Company's outstanding common stock agreed to vote all shares held of record or beneficially owned by them for adoption of the Merger Agreement at the special meeting of the Company's shareholders to be held for such purpose. Reference is made to the Telco Shareholders Agreement, which is attached hereto as an exhibit and is incorporated herein by reference.

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
Item 7.  Exhibits
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         (c)     Exhibits

                 2.1 Agreement and Plan of Merger dated as of June 5, 1997, by and among EXCEL Communications, Inc., New RES, Inc., T-Sub, Inc., E-Sub, Inc. and Telco Communications Group, Inc. The Schedules to the Agreement and Plan of Merger and the appendices thereto have been omitted. The Company will furnish supplementally to the Securities and Exchange Commission any of the schedules or appendices upon request.

                99.1  Press Release, dated June 6, 1997

                99.2 Telco Shareholders Agreement dated June 5, 1997, by and among EXCEL Communications, Inc. and each of the shareholders party thereto.

                99.3 EXCEL Shareholders Agreement dated June 5, 1997, by and among Telco Communications Group, Inc. and each of the shareholders party thereto.

                            Exhibit Index
                            -------------

Exhibit
Number           Description
--------         -----------

2.1 Agreement and Plan of Merger dated as of June 5, 1997, by and among EXCEL Communications, Inc., New RES, Inc., T-Sub, Inc., E-Sub, Inc. and Telco Communications Group, Inc. The Schedules to the Agreement and Plan of Merger and the appendices thereto have been omitted. The Company will furnish supplementally to the Securities and Exchange Commission any of the schedules or appendices upon request.

99.1              Press Release, dated June 6, 1997

99.2 Telco Shareholders Agreement dated June 5, 1997, by and among EXCEL Communications, Inc. and each of the shareholders party thereto.

99.3 EXCEL Shareholders Agreement dated June 5, 1997, by and among Telco Communications Group, Inc. and each of the shareholders party thereto.

                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TELCO COMMUNICATIONS GROUP, INC.

                                By: /s/ Nicholas A. Merrick
                                   ----------------------------------
Date:  June 10, 1997                  Nicholas A. Merrick, Vice
                                      President and Chief Financial Officer